UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 31, 2004


                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

           Delaware                        0-18399                62-1386759
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                   File No.)           Identification No.)


     2900 Davis Boulevard, Suite 130          Joplin, Missouri         64804
----------------------------------------      ----------------      ----------
(Address of principal executive offices)      (City and State)      (Zip Code)


                                 (417) 626-9961
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

         Effective as of December 31, 2004, SiriCOMM, Inc. (the "Registrant") consummated the private placement (the "Private Placement") of its units (the "Units") pursuant to a Confidential Investment Proposal dated October 11, 2004 and amended on December 20, 2004 (collectively, the "Offering Documents"). Each Unit consisted of 50,000 shares (the "Shares") of the Registrant's common stock (the "Common Stock") and a Common Stock Warrant to purchase 37,500 shares of Common Stock (the "Warrants"). In the Private Placement, the Registrant sold an aggregate of 6.38 Units (319,000 Shares and Warrants to purchase 239,250 shares of Common Stock) for an aggregate purchase price of $638,000, or $100,000 per Unit.

         The Warrants entitle the holders to purchase shares of the Common Stock (the "Warrant Shares") for a period of five years from the date of issuance at an exercise price of $2.40 per share. The Warrants contain certain anti-dilution rights and are redeemable by the Registrant, on terms specified in the Warrants.

         In connection with the Private Placement, Sands Brothers International Limited, the placement agent in the Private Placement, received a cash commission fee of nine (9%) of the gross proceeds to the Registrant of the securities sold at the closing, a payment of $30,000 representing the fees and expenses of its counsel in the Private Placement and Warrants (the "Agent Warrants") to purchase ten percent (10%) of the Shares sold in the Private Placement (the "Agent Shares"). The Agent Warrants are exercisable for a period of five years at an exercise price of $2.40 per share and contain the same anti-dilution rights as the Warrants.

         Pursuant to the Offering Documents, the Registrant also agreed to file with the Securities and Exchange Commission a Registration Statement covering the Shares, the Warrant Shares and the Agent Shares. If such Registration Statement is not filed within the required time frame, or does not become effective within 120 days of the closing date, the Registrant has agreed to pay to the investors 1% of the gross proceeds of the Private Placement for each thirty (30) day period in which the Registrant fails to comply with such requirements.

         The securities discussed above were offered and sold in reliance upon exemptions from the registration requirements of Section 5 of the Securities Act of 1922, as amended (the "Act"), pursuant to Section 4(2) of the Act and Rule 506 promulgated thereunder. Such securities were sold exclusively to accredited investors as defined by Rule 501(a) under the Act.

Item 9.01 Financial Statements and Exhibits

         c) Exhibits

                  10.1     Form of Subscription Agreement
                  10.2     Form of Common Stock Purchase Warrant

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SIRICOMM, INC.
                                                   (Registrant)


Date: January 4, 2005                              By: /s/ Henry P. Hoffman
                                                      --------------------------
                                                      Henry P. Hoffman
                                                      Chief Executive Officer

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